UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2025, Brown & Brown, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated July 28, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025

BROWN & BROWN, INC.
(Registrant)

By:	/s/ R. Andrew Watts
R. Andrew Watts, Executive Vice President, Chief Financial Officer and Treasurer